Exhibit 10.1

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is dated as of April ___, 2024, by and between Progressive Care, Inc., a Delaware corporation (the “Company”), and the undersigned owner (the “Securityholder”) of securities of NextPlat Corp, a Nevada corporation (“NextPlat”).

RECITALS

Reference is hereby made to the Merger Agreement and Plan of Reorganization, dated April 12, 2024, by and among the Company, Progressive Care, LLC, a Nevada corporation, and NextPlat (the “Merger Agreement”), pursuant to which certain officers, directors and key employees of the Company and NextPlat have agreed to certain limitations on the disposition and acquisition by them of their Securities (defined below) until the earlier of: (a) expiration or termination of the Merger Agreement, or (b) consummation of the transactions contemplated thereby (the “Merger”). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Merger Agreement.

The Securityholder is the owner of the securities of NextPlat listed on the signature page hereto (and including all such securities that are convertible into, or exercisable, or exchangeable for, the securities, together with any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted, the “Securities”) in the respective amounts set forth on the signature page hereto. The Securityholder does not beneficially own any Securities other than as set forth on the signature page hereto.

AGREEMENT

1. Lock-Up of Securities Owned by the Securityholder.

(a) During the period from the date hereof until the earlier of: (i) expiration or termination of the Merger Agreement, or (ii) consummation of the Merger, the undersigned irrevocably agrees that, without the prior written consent of the Company, he or she will not: (A) offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the Securities, (B) enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any of these transactions are to be settled by delivery of any such Securities, in cash or otherwise, (C) publicly disclose the intention to make any offer, sale, pledge or disposition, or (D) enter into any transaction, swap, hedge or other arrangement, or engage in any Short Sales (as defined below) with respect to any security of NextPlat.

For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

(b) The undersigned agrees, in furtherance of the foregoing, the Company may require NextPlat to: (i) place an irrevocable stop order against the Securities, including those Securities that may be covered by a registration statement, and (ii) notify NextPlat’s transfer agent in writing of the stop order and the restrictions on such Securities under this Agreement and direct such transfer agent not to process any attempts by the undersigned to resell or otherwise transfer any of the Securities, except in compliance with this Agreement.

(c) The restrictions set forth in this Agreement shall not apply to: (i) the transfer of any or all of the Securities owned by the undersigned to the estate of the undersigned; (ii) transfers by bona fide gift to a member of the undersigned’s immediate family or to a trust, the beneficiary of which is the undersigned or a member of the undersigned’s immediate family for estate planning purposes; (iii) transfers by virtue of the laws of descent and distribution upon death of the undersigned; or (iv) pursuant to a qualified domestic relations order, in each case where such transferee agrees to be bound by the terms of this Agreement.

2. Representations and Warranties. Each of the parties hereto, by their respective execution and delivery of this Agreement, hereby represents and warrants to the other and to all third party beneficiaries of this Agreement that: (a) such party has the full right, capacity and authority to enter into, deliver and perform its respective obligations under this Agreement, (b) this Agreement has been duly executed and delivered by such party and is the binding and enforceable obligation of such party, enforceable against such party in accordance with the terms of this Agreement, and (c) the execution, delivery and performance of such party’s obligations under this Agreement will not conflict with or breach the terms of any other agreement, contract, commitment or understanding to which such party is a party or to which the assets or securities of such party are bound.

3. No Additional Payments or Fees. Other than the consideration specifically referenced in the Merger Agreement, the parties hereto acknowledge that no fee, payment or additional consideration in any form has been or will be paid to the undersigned in connection with herewith.

4. Notices. Any notices required or permitted to be sent hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, by 4:00PM on a business day, addressee’s day and time, on the date of delivery, and otherwise on the first business day after such delivery; (b) if by email, on the date that transmission is confirmed electronically, if by 4:00PM on a business day, addressee’s day and time, and otherwise on the first business day after the date of such confirmation; or (c) five days after mailing by certified or registered mail, return receipt requested. Notices shall be addressed to the respective parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party shall specify to the others in accordance with these notice provisions:

If to the Company, to the:

with a copy (which shall not constitute notice) to:

If to the Securityholder, to the address set forth on the signature page hereto.

5. Miscellaneous.

(a) This Agreement may be executed electronically and in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

(b) This Agreement and the terms, covenants, provisions and conditions hereof shall be binding upon, and shall inure to the benefit of, the respective heirs, successors and permitted assigns of the parties hereto.

(c) If any provision of this Agreement is held to be invalid or unenforceable for any reason, such provision will be conformed to prevailing law rather than voided, if possible, in order to achieve the intent of the parties hereto and, in any event, the remaining provisions of this Agreement shall remain in full force and effect and shall be binding upon the parties hereto.

(d) The parties hereto agree that this Agreement may be amended or modified by written agreement executed by each of the parties hereto.

(e) Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(f) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(g) Sections 10.6 and 10.7 of the Merger Agreement regarding jurisdiction and waiver of jury trial is incorporated by reference herein to apply with full force to any dispute arising under this Agreement.

(h) The terms and provisions of this Agreement shall be construed in accordance with the laws of the State of Delaware.

(i) In the event that any of the terms of this Agreement (as amended, supplemented, restated or otherwise modified from time to time) directly conflicts with a provision in the Merger, the terms of this Agreement shall control.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Lock-Up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

THE COMPANY:

PROGRESSIVE CARE INC:

By: ___________________________________

Print Name: ____________________________

Title: __________________________________

SECURITYHOLDER:

Signature: ______________________________

Print Name: ___________________________

Address: _______________________________

_______________________________________

_______________________________________

_______________________________________

Email: ________________________________

Tel: __________________________________

Number and Type of Securities:

Common Stock: _________________________

Series B Preferred Stock: __________________

Options: ________________________________

Warrants: _______________________________

[Signature Page to Progressive Care Inc Lock-Up Agreement]